UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   January 4, 2023

CREDIT ACCEPTANCE CORPORATION
(Exact name of registrant as specified in its charter)

Michigan		000-20202	38-1999511
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

25505 West Twelve Mile Road
Southfield,	Michigan		48034-8339
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:   (248) 353-2700

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	CACC	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On May 7, 2019, Credit Acceptance Corporation (the “Company”, “Credit Acceptance”, “we”, “our” or “us”) received a subpoena from the Consumer Frauds and Protection Bureau of the Office of the New York State Attorney General, relating to the Company’s origination and collection policies and procedures in the state of New York. On July 30, 2020, we received two additional subpoenas from the Office of the New York State Attorney General, both from the Consumer Frauds and Protection Bureau and the Investor Protection Bureau, relating to the Company’s origination and collection policies and procedures in the state of New York and its securitizations. On August 28, 2020, we were informed that one of the two additional subpoenas was being withdrawn. On November 16, 2020, we received an additional subpoena for documents from the Office of the New York State Attorney General. On November 19, 2020, the Company received a letter from the Office of the New York State Attorney General stating that the New York State Attorney General was considering bringing claims against the Company under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”), New York Executive Law § 63(12), the New York Martin Act and New York General Business Law § 349 in connection with the Company’s origination and securitization practices. On December 9, 2020, we responded to the New York State Attorney General’s letter disputing the assertions contained therein. On December 21, 2020, we received two additional subpoenas from the Office of the New York State Attorney General, one relating to data and the other seeking testimony. On February 24 and April 30, 2021, we received additional subpoenas from the Office of the New York State Attorney General seeking information relating to its investigation. On August 23, 2022, we received a letter from the Consumer Frauds and Protection Bureau of the Office of the New York State Attorney General stating that the Office of the New York State Attorney General intended to commence litigation against the Company asserting violations of New York Executive Law § 63(12) and New York General Business Law §§ 349 and 352 et seq. and applicable federal laws, including but not limited to claims that the Company engaged in unfair and deceptive trade practices in auto lending, debt collection and asset-backed securitizations in the State of New York in violation of the Dodd-Frank Act, New York Executive Law § 63(12), the New York Martin Act and New York General Business Law § 349, and seeking to obtain injunctive relief, restitution, civil penalties, damages, disgorgement, reformation, rescission, costs and such other relief as the court may deem just and proper. On January 4, 2023, the Office of the New York State Attorney General and the Consumer Financial Protection Bureau (“Bureau”) jointly filed a complaint in the United States District Court for the Southern District of New York alleging that the Company engaged in deceptive practices, fraud, illegality, and securities fraud in violation of New York Executive Law § 63(12) and New York General Business Law §§ 349 and 352, and that the Company engaged in deceptive and abusive acts and provided substantial assistance to a covered person or service provider in violation of the Consumer Financial Protection Act of 2010 (the “CFPA”), 12 U.S.C. § 5531 and 12 U.S.C. § 5536(a)(1)(B). The complaint seeks injunctive relief, an accounting of all consumers for whom the Company provided financing, restitution, damages, disgorgement, civil penalties, and payment of costs. We cannot predict the eventual scope, duration or outcome of this lawsuit at this time. As a result, we are unable to estimate the reasonably possible loss or range of reasonably possible loss arising from this litigation. The Company intends to vigorously defend itself in this matter.

On April 22, 2019, we received a civil investigative demand from the Bureau seeking, among other things, certain information relating to the Company’s origination and collection of Consumer Loans, Third Party Providers and credit reporting. On May 7, 2020, we received another civil investigative demand from the Bureau seeking additional information relating to its investigation. The Company raised various objections to the May 7, 2020 civil investigative demand, and on May 26, 2020, we were notified that it was withdrawn. On June 1, 2020, we received another civil investigative demand that was similar to the May 7, 2020 demand, and which raised many of the same objections. We formally petitioned the Bureau to modify the June 1, 2020 civil investigative demand. On September 3, 2020, the Director of the Bureau denied our petition to modify the June 1, 2020 civil investigative demand. On December 23, 2020, we received a civil investigative demand for investigational hearings in connection with the Bureau’s investigation. The Company objected to certain portions of the civil investigative demands for hearings and, on January 19, 2021, the Bureau notified the Company that it had withdrawn such portions from the December 23, 2020 civil investigative demands. On March 11, 2021, we received another civil investigative demand from the Bureau seeking additional information relating to its investigation and an investigational hearing. On June 3, 2021, we received another civil investigative demand from the Bureau seeking additional information relating to its investigation. On December 6, 2021, we received a Notice and Opportunity to Respond and Advise (“NORA”) letter from the Staff of the Office of Enforcement (“Staff”) of the Bureau, stating that the Staff was considering whether to recommend that the Bureau take legal action against the Company for alleged violations of the CFPA in connection with the Company’s consumer loan origination practices. The NORA letter stated that the Bureau may allege that the Company (i) committed abusive and unfair acts or practices in violation of 12 U.S.C. § 5531(c) and (d) and 12 U.S.C. § 5536(a)(1)(B) and (ii) substantially assisted the deceptive acts of others in violation of 12 U.S.C. § 5536 (a)(3). The NORA letter also stated that, in connection with any action, the Bureau may seek all remedies available under the CFPA, including civil money penalties, consumer redress and injunctive relief. On January 18, 2022, the Company responded to the NORA letter disputing that it had committed any violations. On March 7, 2022, we received another civil investigative demand from the Bureau seeking additional information relating to its investigation. As noted above, on January 4, 2023, the Bureau and the Office of the New York State Attorney General jointly filed a complaint in the United States District Court for the Southern District of New York alleging that the Company engaged in deceptive practices, fraud, illegality, and securities fraud in violation of New York Executive Law § 63(12) and New York General Business Law §§ 349 and 352, and that the Company engaged in deceptive and abusive acts and provided substantial assistance to a covered person or service provider in violation of the CFPA, 12 U.S.C. § 5531 and 12 U.S.C. § 5536(a)(1)(B). The complaint seeks injunctive relief, an accounting of all consumers for whom the Company provided financing, restitution, damages, disgorgement, civil penalties, and payment of costs. We cannot predict the eventual scope, duration or outcome of the lawsuit at this time. As a result, we are unable to estimate the reasonably possible loss or range of reasonably possible loss arising from the lawsuit. The Company intends to vigorously defend itself in this matter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT ACCEPTANCE CORPORATION

Date: January 4, 2023	By:	/s/ Erin J. Kerber
Erin J. Kerber
Chief Legal Officer